Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of DataWorld Solutions, Inc. (the "Company") on Form 10-KSB for the years ended June 30. 2003, 2002 and 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel McPhee, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  DANIEL McPHEE
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Daniel McPhee
Chief Executive Officer & Chief
Financial Officer
April 1, 2004
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